UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2024

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 19, 2024, 3D Systems Corporation (the “Company”) received a notice (the “NYSE Notice”) from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”).

The NYSE Notice has no immediate effect on the listing of the Company’s common stock on the NYSE. The NYSE Notice informed the Company that, under NYSE rules, the Company has six months from November 18, 2024 to regain compliance with the NYSE listing standards by filing the Form 10-Q with the SEC. If the Company fails to file the Form 10-Q within the six-month period, the NYSE may grant, in its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The NYSE Notice also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

As previously reported in the Company’s Notification of Late Filing on Form 12b-25 filed with the SEC on November 13, 2024 (the “Form 12b-25”), the Company was unable to file the Form 10-Q within the prescribed period because additional time, resources and effort are required to complete work related to the financial reporting and close procedures with respect to the Form 10-Q. Specifically, the delay in filing has been caused by the need for an interim valuation of goodwill and long-lived assets, triggered by recent performance of the Company’s stock and market volatility as of September 30, 2024. The Company is updating the key inputs and estimates used to perform its interim valuation of goodwill and long-lived assets and assess the corresponding results. These processes require significant resources from the Company’s financial, accounting and administrative personnel.

The Company is working diligently to complete the necessary work to file the Form 10-Q as soon as practicable and currently anticipates filing the Form 10-Q on Tuesday, November 26, 2024, which will bring the Company back into compliance with these NYSE listing standards.

On November 21, 2024, the Company issued a press release (the “Press Release”) regarding receipt of the NYSE Notice, among other items. The Press Release is filed as Exhibit 99.1 hereto and the applicable disclosure regarding the NYSE Notice is hereby incorporated by reference into this Item 3.01.

Item 7.01.  Regulation FD Disclosure.

Included in the Press Release is an announcement that the Company plans to release its full financial results for the fiscal quarter ended September 30, 2024 on Tuesday, November 26, 2024. Also included in the Press Release is an announcement that the Company will hold a conference call and webcast at 8:30 a.m., Eastern Time, on Wednesday, November 27, 2024, to discuss its fiscal quarter ended September 30, 2024 financial results and other matters relating to the Company’s plans and operations. A copy of the Press Release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call after it is completed, is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 shall not be deemed “filed” with the SEC for purposes of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated November 21, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: November 22, 2024	By:	/s/ Jeffrey D. Creech
Jeffrey D. Creech
Executive Vice President and Chief Financial Officer